---------------                                              ------------------
   NUMBER                          HIGH COUNTRY                    SHARES
                              FINANCIAL CORPORATION
                                    BOONE, NC
                                                             CUSIP 42965W 10 4
                                                             See Reverse for
                                                             certain definitions

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA


THIS CERTIFIES THAT







IS THE OWNER





                SHARES OF THE COMMON STOCK, WITHOUT PAR VALUE OF
-----------------------HIGH COUNTRY FINANCIAL CORPORATION-----------------------

translate on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     In witness wherof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.



-------------------------   CORPORATE     -------------------------------------
SENIOR VICE PRESIDENT         SEAL        PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
BY                TRANSFER AGENT
                  AND REGISTRAT

AUTHORIZED SIGNATURE

                       HIGH COUNTRY FINANCIAL CORPORATION

     The Corporation will furnish to any shareholder upon request and without charge a copy of the Articles of incorporation and Bylaws of the Corporation's authorized common stock and other provisions affecting stockholder rights and corporate governance.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations.


TEN COM - as tenants by the entireties    UNIF GIFT MIN ACT - ____________Custodian____________

JT ENT  -  as tenants by the entireties                       under the Uniform Gifts to Minors

JT TEN  -  as joint tenants with right
           of survivorship and not as
           tenants in common

     Additional abbreviations may also be used though not in the above list

For value received,_____________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSGINEE
--------------------------------------

--------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNED)

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                                                                          shares
-------------------------------------------------------------------------
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfe the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated:
      ---------------------------


                         -------------------------------------------------------
         Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER




SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGBLE GUARANTEE INSTITUTION. BANK STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP OF ANY APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE




KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.